Supplement to the Statutory Prospectus, Summary Prospectus and Statement of Additional Information

CREDIT SUISSE VOLARIS US STRATEGIES FUND

The following information supersedes certain information in the fund's Statutory Prospectus, Summary Prospectus and Statement of Additional Information.

On May 24, 2016, the Board of Trustees of Credit Suisse Opportunity Funds (the "Trust") approved a Plan of Liquidation, Dissolution and Termination (the "Plan") for Credit Suisse Volaris US Strategies Fund (the "Fund"), a series of the Trust, whereby the assets of the Fund would be liquidated and the Fund would subsequently be dissolved.

IN LIGHT OF THE BOARD'S DECISION, SHARES OF THE FUND ARE NO LONGER BEING OFFERED EFFECTIVE May 25, 2016.

As a result of the Fund's liquidation, each shareholder of the Fund on June 24, 2016 will receive a distribution in an amount equal to the Fund's net asset value per share on or about June 27, 2016. Each shareholder may also receive previously declared and unpaid dividends and distributions. The liquidation of the Fund is expected to have tax consequences for a shareholder. Shareholders of the Fund should consider consulting with their tax advisers to determine any tax consequences and may wish to redeem their Fund shares prior to June 24, 2016. A notice describing the Plan and the liquidation and dissolution of the Fund will be mailed to shareholders.

On June 24, 2016, the Fund will stop charging Distribution and Service (12b-1) fees on all classes of shares.

Dated: May 25, 2016	16-0516 for CS-PRO VAF-SUMPRO 2016-001